UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

BioMed Realty Trust, Inc.
BioMed Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.) 000-54089 (BioMed Realty, L.P.)	20-1142292 (BioMed Realty Trust, Inc.) 20-1320636 (BioMed Realty, L.P.)
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17190 Bernardo Center Drive San Diego, California	92128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 485-9840

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

BioMed Realty Trust, Inc. (the “Company”) and BioMed Realty, L.P. (the “Operating Partnership”) are disclosing the following information to (a) supersede the disclosure regarding foreign accounts contained in the section “Material United States Federal Income Tax Considerations” under the headings “Taxation of Non-U.S. Holders—Legislation Relating to Foreign Accounts” and “New Legislation Relating to Foreign Accounts” in the Company’s and the Operating Partnership’s Registration Statement on Form S-3 (File Nos. 333-161751 and 333-161751-01) and under the heading “New Legislation Relating to Foreign Accounts” in the Company’s Registration Statement on Form S-3 (File No. 333-168030), and any other discussion of foreign accounts in the foregoing documents; and (b) supplement the disclosure contained in the section “Material United States Federal Income Tax Considerations” in the Company’s Registration Statements on Form S-3 (File Nos. 333-161759, 333-161753 and 333-155667), the section “U.S. Federal Income Tax Consequences” in the Company’s and the Operating Partnership’s Registration Statement on Form S-4 (File Nos. 333-168968 and 333-168968-01), and any other discussion of foreign accounts in the foregoing documents:

New Legislation Relating to Foreign Accounts

Withholding taxes may be imposed on certain types of payments made to “foreign financial institutions” and certain other non-United States entities. Specifically, a 30% withholding tax will be imposed on dividends and interest on, and gross proceeds from the sale or other disposition of, capital stock or debt securities paid to a foreign financial institution or to a foreign non-financial entity, unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the foreign non-financial entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner. If the payee is a foreign financial institution, it must enter into an agreement with the United States Treasury requiring, among other things, that it undertake to identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to certain other account holders.

Although these rules currently apply to applicable payments made after December 31, 2012 (other than payments made on debt securities outstanding on March 18, 2012), in recent guidance, the IRS has indicated that Treasury Regulations will be issued pursuant to which the withholding provisions described above would apply to payments of dividends on our common stock or interest on our debt securities (excluding those debt securities outstanding on March 18, 2012) made on or after January 1, 2014 and to payments of gross proceeds from a sale or other disposition of such stock or debt securities on or after January 1, 2015. Prospective investors should consult their tax advisors regarding these withholding provisions, including this recent IRS guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 2, 2011

BIOMED REALTY TRUST, INC.

By: /s/ GREG N. LUBUSHKIN

Name: Greg N. Lubushkin

Title: Chief Financial Officer

BIOMED REALTY, L.P.

By: BioMed Realty Trust, Inc.

its General Partner

By:  /s/ GREG N. LUBUSHKIN

Name: Greg N. Lubushkin

Title: Chief Financial Officer